Exhibit 10.3.2
MISSOURI BASIN POWER PROJECT
* * *
LARAMIE RIVER ELECTRIC GENERATING STATION AND TRANSMISSION SYSTEM PARTICIPATION AGREEMENT AMENDMENT NO. 13

This Amendment No. 13 (“Amendment”), dated as of May 27, 2021, by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (“Wyoming Municipal”); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”), all of whom may be collectively referred to as the “Parties” and individually referred to as “Party.” Capitalized terms used herein without definition shall have the respective meanings set forth in the Participation Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parties have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement,” executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the “Participation Agreement”); and

WHEREAS, the Parties wish to amend the Participation Agreement to reflect the transfer of all of Wyoming Municipal’s 1.37% Entitlement Share to Tri-State, the assignment of all of Wyoming Municipal’s interest in the Participation Agreement to Tri-State, and to remove Wyoming Municipal as a Party to the Participation Agreement; and

WHEREAS, in addition, the Parties wish to make certain other amendments to the Participation Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.AMENDMENTS TO PARTICIPATION AGREEMENT:

1.1    As of the Effective Date, Section 4.8 of the Participation Agreement shall be amended in its entirety to read as follows:

“4.8 ENTITLEMENT SHARE: The percentage of undivided ownership of each Participant in the Project as follows:
A.Basin Electric = 42.27 percent
B.Tri-State = 28.50 percent
C.Western Minnesota = 16.47 percent
D.L.E.S. = 12.76 percent”

Without further amendment or change, all Project Agreements shall be construed and the terms thereof applied in a manner consistent with the foregoing change of Parties and Entitlement Shares.

1.2    As of the Effective Date, Section 6.8 of the Participation Agreement shall be amended in its entirety to read as follows:

“6.8 Any action or determination of the Engineering and Operating Committee, the Audit Committee, and the Management Committee shall require a vote of three (3) out of the four (4) Participants, acting through their respective representatives, provided that such three (3) Participants collectively own more than fifty (50) percent of the Entitlement Shares.”

1.3    As of the Effective Date, Section 16.8 of the Participation Agreement shall be amended in its entirety to read as follows:

“16.8    The purchase of the interest by the Participants having elected to purchase the same shall be fully consummated within one year following the date upon which the initial notice was given under Section 16.4 hereof, unless the Participants are then diligently pursuing required authorizations or approvals to effect such transfer or are then diligently pursuing or defending appeals from orders entered or authorizations issued in connection with such transfer, in which event the transfer shall be consummated and the buyer shall tender payment within six (6) months following the date upon which the final order is entered or authorization issued in connection with such transfer.”

1.4    As of the Effective Date, Section C-1 of Exhibit C of the Participation Agreement shall be amended to delete the words “Wyoming Municipal Power Agency,” or “Wyoming Municipal,” in each instance that it appears.

2.    NOTICE OF TRANSFER: Wyoming Municipal provided notice pursuant to Section 16 of the Participation Agreement for the proposed sale of its 1.37% Entitlement Share. Only Tri-State elected to purchase Wyoming Municipal’s interest and therefore Wyoming Municipal may proceed with the transfer of all its interest to Tri-State. With respect to the transfer, assignment and sale of Wyoming Municipal’s 1.37% Entitlement Share to Tri-State and the assignment of all of Wyoming Municipal’s interest in the Project Agreements to Tri-State (collectively, the “Wyoming Municipal Transaction”), each Party, individually, by signing this Amendment, hereby (a) recognizes and consents to the Wyoming Municipal Transaction and (b) knowingly, freely, and definitively agrees, without any conditions, that the Wyoming Municipal Transaction has been accomplished in accordance with the Participation Agreement, including, but not limited to, Section 16 of the Participation Agreement. This consent does not in any way alter or amend any other transactions or agreements between various Parties, except as expressly agreed by such Parties, nor does it waive any rights or obligations under the Project Agreements, except as expressly agreed by the Parties.

3.    WYOMING MUNICIPAL NO LONGER A PARTY:

3.1    As of the Effective Date, Wyoming Municipal shall no longer be a Party to the Participation Agreement or any other Project Agreement.

3.2    As of the Effective Date, the following parts and sections of the Participation Agreement are also revised or deleted as appropriate to remove any reference to Wyoming Municipal or its predecessor in interest: the cover page and Sections 1, 2.6, and 32.1.

4.    MUTUAL REPRESENTATIONS AND WARRANTIES: As of the date first written above, each Party represents and warrants to the other Parties that (i) it possesses full power and authority to enter into and perform this Amendment; (ii) the execution, delivery and performance of this Amendment by it have been duly authorized by it; (iii) except for the acceptance of this Amendment by the Federal Energy Regulatory Commission (“FERC”), the execution, delivery and performance of this Amendment by it does not require the consent or approval of, filing with, nor notice to any other person, which if not obtained would prevent it from performing its obligations hereunder. Each Party further represents and warrants to the other Parties that the execution, delivery and performance of this Amendment does not violate any federal, state or municipal laws, rules or regulations applicable to such Party.

5.    EFFECT OF AMENDMENT NOT OBTAINING REQUIRED APPROVALS: In the event that the transfer referred to in this Amendment does not occur, this Amendment shall be null and void without any further action by any Participant.

6.    RURAL UTILITIES SERVICE. The Participants acknowledge and agree that Basin Electric and Tri-State are no longer borrowers from the Rural Utilities Service (f/k/a Rural Electrification Administration) and therefore that, as of the Effective Date, all terms of the Project Agreements granting the Administrator any right in or interest under the Project Agreements shall have no further force or effect whatsoever.

7.    EFFECTIVE DATE: As Basin Electric and Tri-State are no longer borrowers from the Rural Utilities Service, no approval by the Administrator of the Rural Utilities Service is required. As Basin Electric and Tri-State have filed the Participation Agreement with FERC, FERC’s approval or acceptance for filing of this Amendment is required. This Amendment is effective on the latest of (“Effective Date”) (1) the closing date of the Wyoming Municipal Transaction, (2) the effective date established by FERC upon the final and unappealable acceptance for filing of this Amendment, and (3) the effective date established by FERC upon the final and unappealable acceptance for filing of the amendments of any other Project Agreements filed with FERC associated with the Wyoming Municipal Transaction. Tri-State will provide written notice to all other Participants of the Effective Date.

IN WITNESS HEREOF, the Parties have caused this Amendment No. 13 to be executed and delivered as of the date first written above.

[SIGNATURE PAGES TO FOLLOW]

(SEAL)    BASIN ELECTRIC POWER COOPERATIVE

By: /s/ Paul M. Sukut
Title: Chief Executive Officer & General Manager

ATTEST:

By: /s/ Mark Foss
Title: Assistant Secretary

ACKNOWLEDGMENT

STATE OF NORTH DAKOTA)
                ) ss
COUNTY OF BURLEIGH     )

On this 25th day of May, 2021, before me personally appeared Paul M. Sukut, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Executive Officer and General Manager of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Paul M. Sukut acknowledged said instrument to be the free act and deed of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                            Notary Public:

/s/ Sheila E. Wald

My Commission Expires: May 2, 2022

(SEAL)    TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

By: /s/ Patrick L. Bridges
Title: Senior Vice President/Chief Financial
Officer, serving as Acting Chief Executive
Officer

ACKNOWLEDGMENT

STATE OF COLORADO    )
) ss
COUNTY OF ADAMS        )
On this 25 day of May, 2021, before me personally appeared Patrick L. Bridges, to me personally known, who, having been by me first duly sworn, did say that he is the Senior Vice President/Chief Financial Officer, serving as Acting Chief Executive Officer of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Patrick L. Bridges acknowledged said instrument to be the free act and deed of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                            Notary Public:

/s/ Diane K. Byers

My Commission Expires: Sep 4, 2024

    WESTERN MINNESOTA MUNICIPAL POWER AGENCY

By: /s/ Thomas J. Heller
Title: Assisstant Secretary & Assistant Treasurer

ATTEST:

By: __/s/ Merlin Sawyer
Title: Assistant Secretary

ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA    )
                ) ss
COUNTY OF LINCOLN    )

On this 27th day of May, 2021, before me personally appeared Thomas J. Heller, to me personally known, who, having been by me first duly sworn, did say that he is the Assistant Secretary and Assistant Treasurer of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; and that said instrument was signed and sealed on behalf of said agency by authority of its board of directors; and said Thomas J. Heller acknowledged said instrument to be the free act and deed of said agency.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                            Notary Public:

/s/ Daniel J. Harmelink

My Commission Expires: June 1, 2023

(SEAL)    CITY OF LINCOLN, NEBRASKA

By: /s/ Kevin G. Wailes
Title:     Chief Executive Officer
Lincoln Electric System
ATTEST:

By: /s/ Shelley Sahling-Zart
Title: Vice President & General Counsel

ACKNOWLEDGMENT

STATE OF NEBRASKA    )
                ) ss
COUNTY OF LANCASTER    )

On this 27 day of May, 2021, before me personally appeared Kevin G. Wailes, to me personally known, who, having been by me first duly sworn, did say that he is the Administrator & Chief Executive Officer of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed on behalf of Lincoln Electric System by authority of its Administrative Board; and said Kevin G. Wailes acknowledged said instrument to be the free act and deed of said Lincoln Electric System.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                            Notary Public:

/s/ Michelle L. Miller

My Commission Expires: September 19, 2023

    WYOMING MUNICIPAL POWER AGENCY

By: /s/ Rosemary Henry
Title: Executive Director
ATTEST:

By: /s/ James L Harty
Title: Operations Manager

ACKNOWLEDGMENT

STATE OF WYOMING    )
                ) ss
COUNTY OF NIOBRARA    )

On this 26th day of May, 2021, before me personally appeared Rosemary K. Henry, to me personally known, who, having been by me first duly sworn, did say that she is the Executive Director of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that that said instrument was signed on behalf of said corporation by authority of its board of directors; and said Rosemary K. Henry acknowledged said instrument to be the free act and deed of said corporation.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

(SEAL)                            Notary Public:

/s/ Michelle G. Burt

My Commission Expires: 2/10/2024